Investee Companies and Other Investments	12 Months Ended
Dec. 31, 2024
Investee Companies and Other Investments [Abstract]
Investee Companies and other investments

Note 6 - Investee Companies and other investments

A.	Equity accounted investees

Ellomay Luzon Energy Infrastructures Ltd. (“Ellomay Luzon Energy”)–

Since November 2010, the Company indirectly (through Ellomay Clean Energy LP (“Ellomay Energy LP”)) holds 50% of Ellomay Luzon Energy (formerly U. Dori Energy Infrastructures Ltd.). Ellomay Luzon Energy holds 18.75% of the share capital of Dorad Energy Ltd. (“Dorad”), which owns an approximate 850 MWp dual-fuel operated power plant in the vicinity of Ashkelon, Israel (the “Dorad Power Plant”). The investment in Ellomay Luzon Energy is accounted for under the equity method.

On May 12, 2014, Dorad was issued a production license for 20 years and on May 19, 2014, Dorad began commercial operation of the power plant. In July 2015, Dorad was issued a long-term supply license that will expire on May 11, 2034.

Effective December 31, 2022, Ellomay Energy LP and Ellomay Luzon Energy entered into a loan agreement and capital notes agreements, which provide for the conversion of approximately NIS 23,467 thousand of the then outstanding shareholders’ loans provided by them to Ellomay Luzon Energy to capital notes, payable not less than 60 months after the date of their execution, at the sole discretion of Ellomay Luzon Energy, with the remaining balance of shareholders’ loans (NIS 10 million), linked to the Israeli CPI and bearing an annual interest equal to the interest payable on Dorad’s senior debt plus 3%, with a repayment date of December 31, 2023. The Luzon Group entered into a similar loan agreement and capital notes with respect to its portion of the shareholders’ loans. During the year ended December 31, 2023, Ellomay Luzon Energy repaid all outstanding shareholders’ loans. Such shareholders’ loans were repaid from proceeds from dividends distributed by Dorad.

As of December 31, 2024, Dorad provided, through its shareholders at their proportionate holdings and as required by the financing agreements executed by Dorad, guarantees in favor of the Israeli Electricity Authority, NOGA – electricity system management and Israel Natural Gas Lines Ltd. in the aggregate amount of approximately NIS 169,000 thousand (approximately €44,500 thousand). The Company’s indirect share of guarantees provided on behalf of Dorad by Dorad’s shareholders is approximately NIS 15,850 thousand (approximately €4,175 thousand).

Dorad’s revenues and operating expenses are affected by the average production component as determined by the Israeli Electricity Authority. The average production component was increased by approximately 13.6% commencing February 1, 2022, increased by approximately 9.4% commencing May 1, 2022, increased by approximately 24.3% commencing August 1, 2022, decreased by approximately 0.7% commencing January 1, 2023, decreased by approximately 1.2% commencing February 1, 2023, decreased by approximately 1.4% commencing April 1, 2023, decreased by approximately 1% commencing February 2024 and decreased by approximately 2.2% commencing January 2025.

Dorad’s financing expenses are affected by the indexation to the Israeli CPI of its Project Finance. The Israeli CPI increased by approximately 3.2% in 2024 and by approximately 3% during 2023.

On November 22, 2020, the IEC filed a third-party notice against Dorad in connection with a class action submitted against the IEC claiming that the IEC was negligent in overseeing the private electricity manufacturers thereby damaging the electricity consumers.

The claim against the IEC alleges that the private electricity manufacturers provided false reports in the consumption plans they submitted to the system manager in the IEC, based on the standards set by the Israeli Electricity Authority. On April 10, 2023, the court decided to reject the request to send a third-party notice to Dorad. On June 11, 2023, IEC filed an appeal to the Israeli Supreme Court. On February 14, 2024, the applicant submitted his response to the appeal and on March 28, 2024, Dorad submitted its answer to the appeal (following an extension approved by the court). The appeal hearing was scheduled for January 6, 2025 but it was cancelled on December 16, 2024. On February 24, 2025, the District Court ruled that, given the nature of the appeal pending before the Supreme Court, there is no reason to proceed with the class action as long as the appeal remains unresolved. The District Court further instructed the parties to submit an appropriate request to examine the advancement of the appeal before the Supreme Court and to file an update with the District Court by March 31, 2025. On March 26, 2025, the IEC submitted an update notice to the District Court, informing it of the Supreme Court’s decision to schedule a hearing on the appeal for December 1, 2025. Subsequently, on March 27, 2025, the District Court ordered that an additional update notice be submitted either after a decision is made on the appeal or by the end of the year, whichever comes first.

Dorad estimates, based on the opinion of its legal advisors, that at this stage, it is not possible to reasonably assess the outcome of the appeal. Therefore, no provision has been recorded in Dorad’s financial statements.

Dorad and its shareholders are involved in several legal proceedings as follows:

Petition to Approve a Derivative Claim filed by Ellomay Luzon Energy

On July 16, 2015, Ellomay Luzon Energy and Ellomay Luzon Energy’s representative on Dorad’s board of directors at the time, Mr. Hemi Raphael, filed a petition (the “Petition”), for approval of a derivative action on behalf of Dorad with the Economic Department of the Tel Aviv-Jaffa District Court. The Petition was filed originally against Zorlu Enerji Elektrik Uretim A.S (“Zorlu”), which holds 25% of Dorad, Zorlu’s current and past representatives on Dorad’s board of directors and Wood Group Gas Turbines Services Ltd. (“Wood Group”) and several of its affiliates, and thereafter amended to add Mr. Ori Edelsburg (a director in Dorad) and affiliated companies. The Petition requested, inter alia, that the court instruct the defendants to disclose and provide to Dorad documents and information relating to the contractual relationship between Zorlu and Wood Group, which included the transfer of funds from Wood Group to Zorlu in connection with the EPC agreement of the Dorad Power Plant. On December 27, 2016, this proceeding, as well as the petition to approve a derivative claim filed by Edelcom mentioned below, were moved to an arbitration proceeding. On February 23, 2017, a statement of claim was filed by Ellomay Luzon Energy and Mr. Hemi Raphael on behalf of Dorad against Zorlu, Mr. Edelsburg, Edelcom Ltd. (“Edelcom”) and Edeltech Holdings 2006 Ltd. (“Edeltech”) in which they repeated their claims included in the Petition and in which they required the arbitrator to obligate the defendants, jointly and severally, to pay an amount of $183,367,953 plus interest and linkage to Dorad.

In April 2017, the defendants filed their statements of defense. Within the said statements of defense, Zorlu attached a third party notice against Dorad, Ellomay Luzon Energy and the Luzon Group, in the framework of which it repeated the claims on which its defense statement was based and claimed, among other claims, that if the plaintiffs’ claim against Zorlu was accepted and would negate Zorlu’s right receive compensation and profit from its agreement with Dorad and therefore Zorlu should be compensated in the amount of approximately NIS 906.4 million (approximately €218 million based on the then existing exchange rate). Similarly, also within their statement of defense, Edelcom, Mr. Edelsburg and Edeltech (together, the “Edelsburg Group”) filed a third-party notice against Ellomay Luzon Energy claiming for breaches by Ellomay Luzon Energy of the duty to act in good faith in contract negotiations and that any amount ruled will constitute unlawful enrichment.

On October 1, 2017, Eilat Ashkelon Infrastructure Services Ltd. (“EAIS”), which holds 37.5% of Dorad’s shares, filed a statement of claim in the arbitration proceedings. In its statement of claim, EAIS joins Ellomay Luzon Energy’s and Mr. Raphael’s request as set forth in the statement of claim filed by them in the arbitration proceeding and raises claims that are similar to the claims raised by Ellomay Luzon Energy and Mr. Raphael. In January 2018, the arbitrator provided its ruling that the legal validity of the actions or inactions of board members of Dorad will be attributed to the entities that are shareholders of Dorad on whose behalf the relevant board member acted and the legal determinations, if any, will be directed only towards the shareholders of Dorad.

During January 2018, Mr. Edelsburg, Edelcom and Zorlu filed their statement of defense in connection with the claim filed by EAIS and also filed third party notices against EAIS, Ellomay Luzon Energy and the Luzon Group claiming that EAIS and the Luzon Group enriched themselves at Dorad’s account without providing disclosure to the other shareholders and requesting that, should the position of Ellomay Luzon Energy and EAIS be accepted in the main proceeding, the arbitrator, among other things, obligate EAIS to refund to Dorad all of the rent paid to date and determine that Dorad is not required to pay any rent in the future or determine that the rent fees be reduced to their market value and refund Dorad the excess amounts paid by it to EAIS, determine that the board members that represent EAIS and Ellomay Luzon Energy breached their fiduciary duties towards Dorad and obligate EAIS and Ellomay Luzon Energy to pay the amount of $140 million (approximately €127 million), plus interest in the amount of $43 million (approximately €39 million), which is the amount Zorlu received for the sale of its rights under the Dorad EPC agreement, and rule that in connection with the engineering and construction works performed by the Luzon Group, the Luzon Group and Ellomay Luzon Energy are required to refund to Dorad or compensate the defendants in an amount of $24 million (approximately €22 million), plus interest and linkage and, alternatively, determine that Mr. Edelsburg, Edelcom and Zorlu are entitled to indemnification from the third parties for the entire amount they will be required to pay.

On February 15, 2021, the arbitrator approved replacing the late Mr. Hemi Raphael as the claimant with Mr. Ran Fridrich. On June 28, 2023, the arbitration award was provided and, following an appeal process, on November 14, 2024 the arbitrator appointed to rule on the appeals submitted by both parties to the arbitration provided his ruling. For more information see below under “Arbitration Award.”

Petition to Approve a Derivative Claim filed by Edelcom

On July 25, 2016, Edelcom, which holds 18.75% of Dorad, filed a petition for approval of a derivative action on behalf of Dorad (the “Edelcom Petition”) against Ellomay Energy LP, Luzon Group, Ellomay Luzon Energy and Dorad following a letter delivered to Dorad on February 25, 2016. The Edelcom Petition refers to an entrepreneurship agreement that was signed on November 25, 2010, between Dorad and the Luzon Group, pursuant to which the Luzon Group received payment in the amount of approximately NIS 49.4 million (approximately €11.9 million) in consideration for management and entrepreneurship services.

Pursuant to this agreement, the Luzon Group undertook to continue holding, directly or indirectly, at least 10% of Dorad’s share capital for a period of 12 months from the date the Dorad Power Plant is handed over to Dorad by the construction contractor. The Edelcom Petition claims that as a consequence of the management rights and the options to acquire additional shares of Ellomay Luzon Energy granted to the Company pursuant to the Investment Agreement, the holdings of the Luzon Group in Dorad have fallen below 10% upon execution of the Luzon Investment Agreement. The Edelcom Petition therefore claims that Luzon Group breached its commitment according to entrepreneurship agreement and requests that a derivative action be approved to recover an amount of NIS 49.4 million, plus linkage and interest from the defendants. As noted above, on December 27, 2016, this proceeding, along with the proceeding mentioned above and below, was moved to arbitration.

Arbitration Award

On June 28, 2023, an arbitration award was issued in connection with the arbitration proceeding as follows:

●	Petition to Approve a Derivative Claim filed by Ellomay Luzon Energy and Hemi Raphael - The arbitration award accepts the majority of the claims made by the Plaintiffs and the arbitrator ruled that the Defendants, severally and jointly, are required to: (i) pay Dorad an amount of $100 million, bearing interest pursuant to applicable law from January 1, 2013 until the payment date, (ii) bear the expenses of the Plaintiffs, including Ellomay Luzon Energy, in an aggregate amount of NIS 20 million, plus VAT, and (iii) bear 80% of the expenses of Dorad in the proceeding (while the Plaintiffs will bear the remaining 20%).
●	Third-Party Notices and Counterclaims submitted by Zorlu and Edelcom - The arbitration award provides that due to the ruling accepting the derivative petition as detailed above, the third-party notices and counterclaim are rejected.

●	Petition to Approve a Derivative Claim filed by Edelcom - The arbitration award provides, inter alia, that the entrepreneurship agreement was not breached and therefore there is no basis for approving a derivative claim.

In November 2023, appeals were submitted by the Plaintiffs and the Defendants against the arbitration award. In their appeal, the Defendants claimed, inter alia, that the arbitrator was mistaken in his arbitration award decisions and requested alternative rulings either accepting the appeal and cancelling the entire financial payment decision included in the arbitration award or a partial cancellation of the financial payment decision included in the arbitration award and a relative decrease of the interest and expenses obligation imposed on the defendants. In their appeal, the Plaintiffs appealed the financial payment decision and claimed that the amount ruled should have been higher and also appealed the interest rate determined with respect to the financial payment and the scope of expenses reimbursement.

As Edelcom did not appeal the arbitrator’s decision with respect to the petition to approve a derivative claim filed by Edelcom in connection with the entrepreneurship fees, the arbitration award remains unchanged with respect to this petition and claim.

On November 14, 2024, the arbitrator appointed to rule on the appeals submitted by both parties to the arbitration on the arbitration award provided his ruling (the “Ruling on the Appeal”). In the Ruling on the Appeal, the arbitrator rejected the majority of the claims and requests of the Defendants, other than a decrease in the amount that the Defendants were ordered to repay to Dorad in the original arbitration award from $100 million to $94.375 million. The arbitrator ruled that this amount will bear interest based on the rate prescribed by the Israeli Statutory Interest Rate and Linkage Adjudication Law, 1961, commencing January 1, 2013, which currently amounts to an additional payment of approximately $35 million. The arbitrator further ruled in the Ruling on the Appeal that the reimbursement of expenses of Dorad and of the Plaintiffs ordered in the original arbitration award will remain unchanged and that each of the parties will bear its expenses in connection with the appeal process. The arbitrator rejected the appeal submitted by the Plaintiffs (including Ellomay Luzon) on the original arbitration award.

During December 2024, Dorad received the full amounts determined in the arbitration ruling, as follows:

1.	Approximately $94.375 million (approximately NIS 338 million), of which approximately NIS 194.4 million was recorded as a reduction of the remaining depreciated cost of fixed assets and will be depreciated on a straight-line basis according to the remaining useful life of the Dorad Power Plant. The remaining amount of NIS 143.5 million was recorded in Dorad’s profit or loss statement as a reduction of depreciation expenses, representing the reversal of previously recognized increased depreciation expenses;
2.	Approximately $35 million (approximately NIS 127 million), representing the interest and linkage component under applicable law from January 1, 2013 until the actual payment date, was recorded in the profit or loss statement under finance income (interest income and linkage differences); and

3.	Approximately NIS 9.5 million, representing reimbursement of legal expenses incurred by Dorad in connection with the various arbitration proceedings, was recorded in the profit or loss statement under general and administrative expenses.

The net impact of the amounts on Dorad’s profit or loss statement for 2024 amounts to a profit of approximately NIS 280 million before the effect of taxes (profit of approximately NIS 215.6 million after the effect of taxes). The Company’s share of the after-tax profit is in the amount of approximately NIS 20 million (approximately €5 million). Dorad estimates, based on the opinion of its legal advisors, that the likelihood of its position, that the amounts received in the arbitration are not subject to Israeli VAT (currently 18%) being accepted is greater than the likelihood of it being rejected. Accordingly, Dorad has not recorded a VAT provision for these payments in its financial statements. In addition, Ellomay Luzon Energy received an amount of NIS 10 million as reimbursement of legal expenses based on the arbitrator’s ruling. The Company’s share was approximately NIS 5 million (approximately €1.3 million).

Potential Expansion of the Dorad Power Plant (“Dorad 2”)

Dorad is examining the possibility of constructing an additional power plant within the area of the existing Dorad Power Plant, that will become part of the existing plant. On July 13, 2020, Dorad submitted to the National Infrastructure Committee, or NIC, plans for public objections, on January 11, 2021, the NIC decided to postpone the final decision and on December 27, 2021, the NIC decided to raise the construction of another power plant to a government decision. The NIC’s decision includes conditions to the issuance of the building permit. On May 28, 2023, the Israeli Government approved the national infrastructures plan (NIP 11/b) which governs, among other issues, the expansion of the power plant owned by Dorad by approximately 650 MW. On February 19, 2024, Dorad received a planning survey to receive the expansion of the power plant from the System Manager, which allows electricity to be taken out commencing October 2028.

On September 10, 2024, Edelcom Ltd. submitted a claim against Dorad and the other shareholders of Dorad to the Israeli District Court in Tel Aviv requesting the court to provide the following declaratory judgements: (1) to declare that based on Dorad’s articles of organization the general meeting of the shareholders of Dorad is the authorized body for approving any resolution relating to the change in the field of operations of Dorad, including any planning or construction of a new power plant or the expansion of the capacity of the existing power plant and any budget and preliminary feasibility tests, including the “Dorad 2” project, (2) to declare that based on the articles of organization of Dorad the board of directors of Dorad is the authorized body for advancing and managing the construction of a new power plant or the expansion of the existing power plant, including the “Dorad 2” project, following the approval by Dorad’s shareholders of a resolution to promote the project or perform preliminary feasibility testing, and of a related budget, (3) to declare that any resolution of the shareholders or the board of directors of Dorad in the aforementioned subjects will be approved only if all of the shareholders or all of the directors, as the case may be, voted in favor of the resolution, and (4) to declare that any resolution in connection with the “Dorad 2” project adopted since 2018 and until a ruling is given in connection with the claim, which was not adopted by the authorized bodies of Dorad as set forth in the claim, is null and void. In addition, Edelcom requests that the court issue a permanent injunction instructing Dorad and its other shareholders (the defendants), including anyone on their behalf, not to do any action that relates to a change in Dorad’s field of operation, including planning and construction of a new power plant or the expansion of the existing power plant, including in connection with “Dorad 2” and approving budgets for these actions and/or performing any tests in connection therewith, unless these actions were unanimously approved by the shareholders of Dorad and that the court permit the plaintiff to bifurcate its requests as financial claims may arise in the future. On December 17, 2024, Dorad filed a request to dismiss the claim in limine and to extend the deadline for filing a defense, in light of the fact that this is a theoretical remedy as Dorad’s management has not yet made a recommendation regarding the project and in any case it has not yet been submitted to Dorad’s organs for approval, due to delay and abuse of legal proceedings. On the same day, the court transferred the requests to the parties’ response. On December 15, 2024, the court granted Dorad’s request for an extension of the deadline for filing a defense on its behalf, pending a decision on Dorad’s request to dismiss in limine. On January 27, 2025, Edeltech filed its response to Dorad’s request to dismiss in limine and on February 13, 2025, the court rejected the request, ruling that Dorad must respond to the statement of claim within 30 days, which was later extended until April 7, 2025.

On April 7, 2025, Dorad, EAPC and Ellomay Luzon Energy submitted their responses. In its response, Dorad claims that the claim is premature as at this stage material details and documents are not available to Dorad and to the court and that the right of Edelcom to vote on the approval of the project has not been decided due to Edelcom’s admission that it objects to the project based on ulterior motives. Dorad further claims that the claims should be rejected as the Companies Law, Dorad’s articles and the Dorad shareholders agreement provide the Board with the sole authority to discuss and adopt resolutions with respect to the project. The court instructed the parties to finalize the preliminary proceedings by May 15, 2025.

The expansion of the Dorad Power Plant by building the Dorad 2 facility in a combined cycle technology will result in an aggregate capacity of the Dorad Power Plant of approximately 1,500 MW and the approved plan also enables adding batteries with a capacity of approximately 80 MW. The Company expects that if the Dorad 2 plan will materialize and the expansion will be completed, the expansion of the power plant will increase the revenues and income of Dorad. The expansion has not yet been approved and is subject to various conditions.

Impact of War in Israel

On October 7, 2023, following a surprise attack by the terrorist organization Hamas against the State of Israel and its citizens, the Israeli government declared a war (the “Iron Swords War”), which continues as of the date of this report, and which has also expanded into a security conflict in the northern region. During the days of fighting, thousands of rockets were launched towards the State of Israel, and shrapnel fell several times in the territory of the power plant, which caused immaterial damage to property and equipment but did not impact the regular operation of the power plant. Dorad estimates that the current events and the security escalation in Israel have an impact on its results but that the impact on its short-term business results will be immaterial. Dorad further notes that as this event is not under the control of Dorad, and factors such as the fighting being resumed may affect Dorad’s assessments, as of the date of the financial statements, Dorad is unable to assess the extent of the impact of the war on its business activities and on its medium and long-term results. Dorad continues to regularly monitor the developments and is examining the effects on its operations and the value of its assets.

Changes in investments

	2024	2023
	€ in thousands

Balance as at January 1	31,772	30,029
Dividend distribution	(3,817)	(374)
The Company’s share of income	11,062	4,012
Foreign currency translation adjustments	2,307	(1,895)
Balance as at December 31	41,324	31,772

In August 2023, Dorad’s board of directors approved the distribution of a dividend in the amount of NIS 70 million and such dividend was distributed during August and September 2023. In connection with such dividend distribution, Ellomay Luzon Energy received an amount of approximately NIS 13 million and repaid an amount of approximately NIS 6.5 million to the Company.

On December 28, 2023, Dorad’s board of directors approved the distribution of an additional dividend in the amount of NIS 70 million and such dividend was distributed during December 2023 and January 2024. In connection with such dividend distribution, Ellomay Luzon Energy received an amount of approximately NIS 13 million and repaid an amount of approximately NIS 5 million to the Company, thereby repaying the shareholders’ loans in full. In addition, in December 2023 Ellomay Luzon Energy declared and paid its shareholders a dividend in the amount of NIS 3 million, of which the Company received NIS 1.5 million.

On September 2, 2024, Dorad’s board of directors decided to distribute a dividend in the aggregate amount of NIS 50 million and such dividend was distributed during September 2024. In connection with such dividend distribution, Ellomay Luzon Energy received an amount of approximately NIS 9.4 million and shortly thereafter Ellomay Luzon Energy distributed a dividend to its shareholders in an amount of approximately NIS 7.6 million (the Company’s indirect share is approximately NIS 3.8 million).

On November 25, 2024, Dorad’s board of directors decided to distribute an additional dividend in the aggregate amount of NIS 75 million and such dividend was distributed shortly thereafter. In connection with such dividend distribution Ellomay Luzon Energy received an amount of approximately NIS 14 million and shortly thereafter Ellomay Luzon Energy distributed a dividend to its shareholders in an amount of approximately NIS 14 million (the Company’s indirect share is approximately NIS 7 million).

In December 2024, the Ellomay Luzon Energy board of directors approved a dividend distribution in the amount of approximately NIS 8.5 million (the Company’s indirect share is approximately NIS 4.25 million) following receipt of a refund of legal expenses in connection with the arbitration procedure described.

Summary financial data for investees, not adjusted for the percentage ownership held by the Company

(a)	Summary information on financial position

								Equity
	Rate of	Current	Non- current	Total	Current	Non- current	Total	attributable to the owners of the	Company’s	Surplus costs and	Other	Carrying amount of
	ownership	assets	assets	assets	liabilities	liabilities	Liabilities	Company	share	goodwill	adjustments	investment
	%	€ in thousands
2024
Ellomay Luzon Energy	50	629	82,233	82,862	(296)	-	(296)	82,566	41,283	987	(946)	41,324

2023
Ellomay Luzon Energy	50	309	62,735	63,044	(344)	-	(344)	62,700	31,350	1,388	(966)	31,772

(b)	Summary information on operating results

	Rate of ownership as of December	Income for the year	Company’s share	Elimination of interest on loan from related party	Other adjustments	Company’s share of income of investee
	%	€ in thousands
2024
Ellomay Luzon Energy	50	23,067	11,534	0	(472)	11,062

2023
Ellomay Luzon Energy	50	8,807	4,404	308	(392)	4,320

On March 4, 2025, following the balance sheet date, Zorlu Enerji Elektrik Üretim A.S (“Zorlu”), which holds 25% of the issued and outstanding shares of Dorad, entered into Share Purchase Agreements covering its entire holdings in Dorad. One Share Purchase Agreement, executed with several Israeli entities, including The Phoenix Insurance Company Ltd. (the “Dorad SPA”), contemplates the sale of 15% of Dorad’s issued and outstanding shares (the “Offered Shares”). On March 30, 2025, the Ellomay Luzon Energy board of directors approved the exercise of Ellomay Luzon Energy’s right of first refusal in connection with all of the Offered Shares. For more information see Note 24.

B.	Pumped Storage Projects

Pumped-storage project in the Manara Cliff in Israel (“Manara PSP”) –

Ellomay Pumped Storage (2014) Ltd. (“Ellomay PS”), in which the Company directly and indirectly owns 83.333% (with the remaining 16.667% held by Ampa Ltd. (“Ampa”)), received a conditional license for the Manara PSP from the Israeli Minister of Energy and Infrastructures (the “Minister”) for the construction of a pumped storage plant in the Manara Cliff with a capacity of 156 MW (the “Conditional License”). The Conditional License permits Ellomay PS to construct the Manara PSP and includes several conditions precedent to the entitlement of Ellomay PS to receive an electricity production license. The Company and its affiliates did not pay any consideration upon the acquisition of the rights in the Manara PSP and undertook to pay certain consideration upon the fulfillment of certain conditions and milestones. As of December 31, 2024, the Company paid an amount of approximately NIS 26,470 thousand (approximately €6,970 thousand) on account of the consideration upon the acquisition and may be required, if certain conditions and milestones are met (which conditions and milestones will not be met before December 31, 2025), to pay certain parties additional amounts (including interest), which in the aggregate are not expected to exceed an amount of approximately NIS 3,315 thousand (approximately €873 thousand).

In February 2023, the trustees of the entity that sold the rights in the Manara PSP to the Company filed a petition with the Israeli court requesting the following: (1) payment of NIS 1,500 thousand (approximately €374 thousand) in connection with a claimed debt of a third party, and (2) payment of linkage and interest differences in an amount of approximately NIS 672 thousand (approximately €168 thousand) with respect to an amount that was already paid to the seller and to Electra, claiming that the payment was delayed due to disagreements between the seller and Electra and missing approvals. Recently the Trustees updated the claimed debt of a third party to 2,625 thousand NIS (approximately €638 thousand) plus interest and indexation and filed a new request for instructions to the Insolvency court (handling said entity case). The Company rejected the claim and requested that it will be heard as a regular claim. Based on the parties’ agreement, a mediation process is ongoing. Based on the advice of the Company’s legal counsel, in light of the recent update to the claim, it is too early to estimate the outcome of the mediation process and the legal proceedings.

The Conditional License was originally valid for a period of seventy-two (72) months commencing the date of its approval by the Minister, and as noted below such period was extended by sixteen (16) months in connection with the war in Israel. The continued validity of the Conditional License is subject to compliance by Ellomay PS with the milestones set forth therein and subject to other provisions set forth therein (including financial closing, provision of guarantees and construction of the pumped storage hydro power plant).

According to applicable law, the 72 months validity period may be extended for up to three additional periods of 12 months each if required due to circumstances existing after the previous extension was approved and subject to the Minister’s approval at such time. Each extension may result in a forfeiture of up to 40% of the license guarantee which value currently amounts to approximately NIS 4,100 thousand (approximately €1,080 thousand). The guarantee amount is linked to the USD and is reduced over time upon fulfillment of certain interim project milestones.

Manara PSP Project Finance

On December 31, 2020, Ellomay PS received the conditional tariff approval for the project from the Israeli Electricity Authority that regulates the tariffs and formulas for purchasing energy from a pumped storage manufacturer connected to the transmission network for a period of 20 years beginning on the date of receipt of the permanent production license. The conditional tariff became effective following financial closing in February 2021. On February 11, 2021, the Manara PSP Project Finance reached financial closing. The Manara PSP Project Finance is provided by a consortium of Israeli banks and institutional investors, arranged and led by Mizrahi-Tefahot Bank Ltd. As of the date of the financial closing, the Manara PSP Project Finance was in the aggregate amount of approximately NIS 1.27 billion (approximately €0.317 billion). This aggregate amount is linked to a synthetic composite index comprising a weighted average of the indices and currencies applicable to the Manara PSP’s construction costs (the “Project Index”).

As of December 31, 2024, the Manara PSP Project Finance (including reevaluation linkage to the Project Index) amounts to approximately NIS 1.4 billion (approximately €0.369 billion).

The owners of Ellomay PS undertook to provide, and provided, aggregate equity and shareholder’s loans financing to the project of NIS 353 million (approximately €94.1 million), pro rata to their holdings in the Manara PSP, linked to the Project Index. Due to this indexation, additional shareholders’ loans were provided by the shareholders pro rata to their respective holdings in Manara PSP. In March 2023 and March 2024, such additional amounts were approximately NIS 17.5 million (approximately €4.7 million) and approximately NIS 10 million (approximately €2.5 million), respectively. An additional amount of approximately NIS11.3 million (approximately €3 million) was provided following the balance sheet date, in March 2025.

As of December 31, 2024, the financing provided by the owners of Manara PSP (not including the aforementioned indexation payment in March 2025) amounted to approximately NIS 392,000 thousand (approximately €103,000 thousand).

Ellomay and Ampa Investments Ltd. (“Ampa”), which indirectly owns 16.667% of Ellomay PS, provided certain sponsor support undertakings towards the lenders commensurate with the size and complexity of the project and the length of the construction period, including a standby equity guarantee in the aggregate amount of approximately NIS 12,500 thousand (approximately €3,331 thousand), pro rata to their holdings in the Manara PSP. This standby equity guarantee is linked to the Israeli CPI and adjusted to the Project Index. As of December 31, 2024, the standby equity guarantee, including linkage, amounts to NIS 13,830 thousand (approximately €3,643 thousand). Ellomay and Ampa also provided corporate guarantees in an amount similar to the amount of the standby equity guarantee.

Manara PSP EPC Agreement

In August 2021, the Israeli Electricity Authority issued a clarification letter relating to the method of calculation of certain dynamic benefits applicable to all pumped storage projects in Israel. The owners of the Manara PSP currently estimate that if the updates to the method of calculation will be implemented, the new calculation may reduce the cover ratios of the Manara PSP during the commercial operation period by up to 5 basis points. In order to mitigate such potential future effect, the owners of the Manara PSP agreed to provide the lenders with certain undertakings to inject additional equity to the Manara PSP in certain scenarios, subject to a cap which is currently estimated by the owners of the Manara PSP to be approximately NIS 46,000 thousand (approximately €12,100 thousand).

In February 2021, Ellomay PS executed the EPC agreement for the construction of the Manara PSP (the “Manara PSP EPC Agreement”), under a “turnkey” contract with Electra Infrastructure Ltd. (“Electra Infrastructure”), one of Israel’s largest construction companies. The aggregate consideration payable to Electra Infrastructure under the Manara PSP EPC Agreement is expected to be approximately NIS 1.13 billion excluding indexation (approximately €300 million). The majority of this amount is linked to the actual change in the Israel Residential Construction Index (“IRC”). A small portion of the price is denominated in Euros. Under the Manara PSP EPC Agreement, Voith Hydro, the world’s leading manufacturer of hydroelectric turbines, was nominated as the main subcontractor that will provide the electro-mechanical equipment to the Manara PSP. The construction period of the Manara PSP was originally expected to be 62.5 months. Due to the delays in connection with the war in Israel as set forth below, the construction period is currently expected to be extended by the sixteen months regulatory extension and an additional period of several months required for the ramp-up of the contractor’s operations.

Manara PSP O&M Agreement

Simultaneously with the execution of the Manara PSP EPC Agreement, Ellomay PS also executed an O&M agreement (the “Manara PSP O&M Agreement”), with Mekorot Israel National Water Co. (“Mekorot”), the Israeli national water company (which is fully owned by the Israeli Government), Voith Hydro and Verbund Hydro, one of the largest hydroelectric companies in Europe with extensive expertise in the operation of hydroelectric power plants (collectively, the “Manara PSP O&M Contractors”). The Manara PSP O&M Agreement provides that the Manara PSP O&M Contractors will be involved in the construction process through a mobilization period of 48 months and that O&M services will be provided for a twenty-year period, during which Mekorot, Voith Hydro and Verbund will provide O&M services for the initial three years of commercial operation, and Mekorot providing O&M services exclusively for the remaining 17 year period. Notice to commence the construction works was issued to Electra Infrastructure in April 2021.

Impact of War in Israel

Due to the Iron Swords War, which has also expanded into a security conflict in the northern region, operations construction works at the Manara site were halted in October 2023. The planning works, the construction of the equipment off site, including the electro-mechanical equipment and the arrival of the equipment in Israel continue as usual.

Impact of War in Israel

The Electricity Authority granted a sixteen-month extension to the regulatory milestones and the duration of the general license. As part of the standards supporting financing, there is protection for the senior debt (principal and interest) and the developer’s expenses, subject to the approval of the Electricity Authority on the subject. Following the ceasefire achieved in November 2024 between Israel and Lebanon, the EPC contractor is preparing to resume construction work at the site. The works on the Manara PSP were resumed by the EPC contractor on April 7, 2025 entering into a ramp-up period.

C.	Development of Solar Projects in Italy

Framework Agreement

In December 2019, Ellomay Luxembourg executed a Framework Agreement (the “Framework Agreement”), with an established and experienced European developer. Pursuant to the Framework Agreement, the developer will provide Ellomay Luxembourg with development services with respect to solar greenfield projects in Italy in the scope of 350 MW with the aim of reaching an aggregate RtB authorized capacity of at least 265 MW over a forty-one month period. The Framework Agreement provides that the developer will offer all projects identified during the term of the Framework Agreement exclusively to Ellomay Luxembourg and that, with respect to each project acquired by Ellomay Luxembourg, the developer will be entitled to provide development services until it reaches RtB status.

The parties agreed on a development budget including a monthly development service consideration, to be paid to the developer and all other payments for the tasks required to bring the projects to RtB. In addition, Ellomay Luxembourg undertook to pay a success fee to the developer with respect to each project that achieves a RtB status.

Currently development is progressing as planned. In April 2021, the Framework Agreement was amended and the target of reaching an aggregate RtB authorized capacity of at least 265 MW was increased to 365 MW.

In May 2023, a notice to proceed was issued to the EPC contractor with respect to the first two projects, Ellomay Solar Italy One SRL (14.8 MW) and Ellomay Solar Italy Two SRL (4.95 MW), located in the Lazio Region, Italy. The Solar Plant owned by Ellomay Solar Italy Two SRL was connected to the grid in February 2024 and the Solar Plant owned by Ellomay Solar Italy One was connected to the grid in May 2024. An additional project owned by Ellomay Solar Italy Ten SRL (18 MW) was connected to the grid during January 2025. Several other projects, held by the Company’s wholly-owned subsidiaries, which are developing solar plants in the Lazio Region of Italy with an aggregate capacity of 294 MW, have reached RtB status.

The Company capitalizes expenses in connection with such projects once RtB status is reached.

The Company executed construction agreements with the Engineering, Procurement and Construction (“EPC”) contractor for 160 MW that are RtB, the commencement of construction is expected in the beginning of the second quarter of 2025 and the construction is expected to take approximately 18 months.

A financing agreement with a European institutional investor was executed on February 27, 2025 for the financing of the construction of 198 MW (including the projects connected to the grid and the projects for which the EPC agreements were executed, the “Italian Solar Portfolio”) for 23 years with a fixed annual interest of 4.5% (see Note 24).

An investment agreement with Clal Insurance Ltd., an Israeli institutional investor, was executed on April 9, 2025 for the sale of 49% of the Italian Solar Portfolio (see Note 24).

Composition of Advances on account of investments

	December 31
	2024	2023
	€ in thousands
On account of development of solar projects in Italy	547	898

D.	Subsidiaries -

1.	Biogas Plants in the Netherlands

The Company owns three Waste-to-Energy (specifically Gasification and Bio-Gas (anaerobic digestion)) projects in the Netherlands.

Groen Goor Anaerobic Digestion Project-

Groen Gas Goor B.V. (“Groen Goor”), a project company operating an anaerobic digestion plant, with a green gas production capacity of approximately 375 Nm3/h, in Goor, the Netherlands (the “Groen Goor Plant”). The Groen Goor Plant commenced operations in November 2017.

On February 17, 2025, the local regulator announced its intention to collect a fine of €1,504,875 from Groen Goor with regards to its exceedance of manure throughput during 2024. Groen Goor will submit an opinion against this as the fine claimed is not in line with applicable case law, and if required an appeal will be filed. Management is actively engaged in responding to the claim. Based on the advice of the Company’s legal advisors, a provision of €515 thousand was recorded in profit and loss in connection with the potential fine for the exceedance of manure throughput.

Groen Gas Oude-Tonge Anaerobic Digestion Project-

Groen Gas Oude-Tonge B.V. (“Groen Gas Oude-Tonge”) a project company operating an anaerobic digestion plant, with a green gas production capacity of approximately 475 Nm3/h, in Oude-Tonge, the Netherlands (the “Oude-Tonge Plant”). The Oude-Tonge Plant commenced operations in June 2018.

Groen Gas Gelderland Anaerobic Digestion Project -

On December 1, 2020, the Company, through its wholly-owned subsidiary, Ellomay Luxembourg, acquired all issued and outstanding shares of Groen Gas Gelderland B.V. (“GG Gelderland”) a project company operating an anaerobic digestion plant, with a green gas production capacity of approximately 7.5 million Nm3 per year, in Gelderland, the Netherlands The actual production capacity of the plant is approximately 9.5 million Nm3 per year.

Assessment of recoverable amount

During 2024, the Company assessed the recoverable amount of the Groen Goor and Groen Gas Gelderland Biogas plants in the Netherlands in light of operating losses suffered by these projects in recent years and lower results than forecasted for 2024. The examination was conducted based on projected cash flows that were discounted at an after tax rate of 7.2%. The examination concluded that the value in use of the plants is higher than the carrying value of such plant and therefore there is no need for an impairment provision. The assumptions on which the examination was based could be affected by the Company’s inability to meet the budget in certain circumstances including increases in the prices of feedstock required in order to maintain the optimal mix of feedstock necessary to maximize performance of the plants, technical malfunctions and other circumstances that influence the operation of the plants.

2.	Solar Projects in Spain

The Talasol Solar Plant –

The Company indirectly owns 51% of the share capital of Talasol Solar S.L.U (“Talasol”), which owns a solar plant with a peak capacity of 300 MW in the municipality of Talaván, Cáceres, Spain. 49% of the share capital of Talasol are owned by GSE 3 UK Limited and Fond-ICO Infraestructuras II, FICC (24.5% each).

In June 2018, Talasol executed a financial power swap in respect of approximately 80% of the output of the Talasol Solar Plant for a period of 10 years (the “Talasol PPA”) whose accounting treatment is according to cash flow hedge. The power produced by the Talasol Solar Plant is sold by Talasol in the open market for the current market power price and the Talasol PPA is expected to hedge the risks associated with fluctuating electricity market prices by allowing Talasol to secure a certain level of income for the power production included under the Talasol PPA. The Talasol PPA became effective in March 2019.

As the Company directs the operations of Talasol and the rights granted to the Talasol Partners are minority protective rights, these changes in the Company’s ownership interest in Talasol did not result in loss of control and were accounted for as equity transactions.

The Talasol Solar Plant reached mechanical completion in September 2020 and was connected to the electricity grid and electricity production commenced at the end of December 2020.

In December 2021, Talasol entered into a Facilities Agreement in the aggregate amount of €175 million with European institutional lenders (the “Talasol Facilities Agreement”). Financial closing of the Talasol Facilities Agreement was achieved in January 2022 (see Note 11).

The uses of the Talasol Financing amount were as follows: (1) prepayment of the outstanding €121 million amount of the previous financing of Talasol; (2) deposit of €6.9 million in Talasol’s bank account as a debt service fund; (3) deposit of €10 million in Talasol’s bank account as security for a letter of credit to the Talasol PPA provider; (4) unwinding of the interest rate SWAP entered into in connection with the Previous Financing in an amount of €3.29 million; (5) transaction costs in an amount of approximately €3 million; and (6) a special dividend to Talasol’s shareholders in an amount of approximately €31 million.

The Ellomay Solar Project -

The Company indirectly, through its subsidiary Ellomay Solar S.L.U. (“Ellomay Solar”), owns a solar plant with an installed capacity of 28 MW in the municipality of Talaván, Cáceres, Spain (the “Ellomay Solar Plant”). On February 26, 2021, Ellomay Solar entered into an engineering, procurement & construction agreement in connection with the Ellomay Solar Plant (the “EPC Agreement”) with METKA EGN Spain S.L.U., a 100% indirect subsidiary of MYTILINEOS S.A., under the Renewables & Storage Development Business Unit. The EPC Agreement provides a fixed and lump-sum amount of €15.82 million, for the complete execution and performance of the works defined in the EPC Agreement. The works include the engineering, procurement and construction of the Ellomay Solar Plant and the ancillary facilities for injecting power into the grid and performance of two years of O&M services. In June 24, 2022, the Ellomay Solar Plant was connected to the electricity grid and commenced production of electricity.

On May 28, 2024 Ellomay Solar entered into and reached financial closing of a project finance arrangement in the amount of €10 million with Bankinter, S.A. (see Note 11).

Ellomay Solar intends to commence the development of hybridization Project in accordance with the terms foreseen in the Spanish Royal Decree-Law 23/2020 of June 2020, for which it shall request the update of the access and connection permits of the Ellomay Solar for incorporating 10 Mw battery storage to be approved by Red Eléctrica.

Material events in the reporting period –

On July 20, 2024, a fire broke out in the area between the Talasol Solar Plant and the Ellomay Solar Plant. After a short disconnection of parts of such plants due to the fire, the non-affected parts of the plants were reconnected on July 21, 2024 and as of such date approximately 80% of the plants were connected and operating. Since then, the plants gradually resumed operations and as of December 31, 2024 100% of the Ellomay Solar Plant and 91.8% of the Talasol plant were connected and operating. Transformers and converters were not damaged from the fire, and the damage was caused mainly to communication cables, connection boxes and the panels above the connection boxes. These plants are insured with policies covering loss of profits and direct and indirect damages, therefore the Company recorded in other income insurance compensation of approximately €3.4 million during the year ended December 31, 2024 in connection with the loss of revenue and repair expenses.

Regulatory update –

The Spanish Royal Decree-Law 17/2021 of September 14, 2021, (“RDL 17/2021”), which entered into force on September 16, 2021, established the reduction of returns on the electricity generating activity of Spanish production facilities that do not emit greenhouse gases accomplished through payments of a portion of the revenues by the production facilities to the Spanish government). RDL 17/2021 was extended several times and was in effect until December 31, 2023. Starting from January 1, 2024, RDL 17/2021 is no longer applicable and the production of electrical energy is once again taxed at 7% energy tax.

3.	Israeli Service Concession project

On December 31, 2023, the Company executed an agreement to sell the holdings in the 9 MW solar plant located in Talmei Yosef, Israel. The sale of the Talmei Yosef Solar Plant was consummated on June 2, 2024. The net consideration paid at closing was approximately NIS 42.6 million (approximately €10.6 million). There were no subsequent adjustments of such consideration. Due to the sale, the results of the Talmei Yosef Solar Plant are presented in these financial statements as a discontinued operation. For more information, see Note 23.

4.	Texas USA Solar

During 2023, the Company entered into a Joint Development Agreement with a project development company experienced in the development of energy projects, site acquisition, capital markets and commercial management, and commenced development of solar projects in the vicinity of Dallas, Texas. Each of the solar projects under development is expected to have a capacity of approximately 10-14 MW.

There are currently two projects with an aggregate capacity of approximately 27.36 MW, that were placed in service in December 2024 and are awaiting connection to the grid (the Fairfield and Malakoff projects), and two additional projects that are under construction with an aggregate capacity of approximately 21.5 MW (the Mexia and Talco projects), expected to be connected to the grid during the second quarter of 2025.

The aggregate cost of development and construction of these projects is expected to be approximately €56 million.

On September 13, 2024, Ellomay USA Inc., the Company’s indirectly wholly-owned subsidiary which owns the US project companies, entered into an agreement to transfer Investment Tax Credits (ITCs) linked to the Fairfield, Malakoff, Mexia and Talco solar projects, with a reputable financial institution, with vast experience in executing tax credit transactions. Through this transaction, the Company expects to receive approximately $19 million from the sale of ITCs, representing approximately 32% of the expected total portfolio costs. The sale is facilitated under the Inflation Reduction Act’s new transferability provisions, allowing the Company to retain 100% of the operating profits from these projects. Funds from the sale of the ITCs generated from a project will be disbursed after such project is placed in service and meets the applicable requirements. The agreement includes customary indemnification obligations (for damages not covered by tax insurance policy), including in connection with certain continued eligibility requirements and scope of the ITCs, for which the Company provided a guarantee to the purchaser of the ITCs. Two of the projects were placed in service in December 2024 and the additional requirements for the disbursement of funds to the project companies are expected to be fulfilled by October 2025.

An additional project with a capacity of approximately 14 MW and approximately 30 MWh battery capacity has reached the RtB status at the end of March 2025.